Goodwill (Details) - USD ($)	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022	Jun. 03, 2022
Goodwill [Abstract]
Percentage of acquired			100.00%
Description of price allocation		●USD 350,000 paid in cash at closing of acquisition which has been fully paid is at December 31, 2022 ●USD 250,000, to be paid in sharesAt June 30, 2023, the share payment mentioned above was still due for issuance.
Business contributed a loss	$ 64,929
Revenue	$ 1,734,679